Exhibit 99.1

FLEETWOOD ENTERPRISES, INC.

Case #: 09-14254MJ

MONTHLY OPERATING REPORT

Period: April 26, 2009 - May 23, 2010

Fleetwood Enterprises, Inc.

Cash Reconciliation Summary

Case #: 09-14254MJ

23-May-10

						RESTRICTED					RESTRICTED
						CASH					CASH
	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
		FHI	FHI	FEI		Cash	FHI	FEI	FEI	FHI	Prepaid
	Per	Cash Collections	Main	Main	Revolver	Collateral	Investment	Investment	Payroll	Payroll	Credit Card
	Reconciliation	14200	27063	27064	FLT00-AR	63587	404875	404850	62771	62795	61059

Balance as of 4/25/10	27,424,262	(0)	1,375,408	718,776	—	4,223,254	10,396,762	(0)	206	0	55,663

Receipts	5,118,974	4,381,151	194,271	542,536	—	1,016	—	—	—	—	—

Transfers In	13,889,289	—	5,219,645	1,700,000	4,369,645	100,000	2,500,000	—	—	—	—

Transfers Out	(13,889,289)	(4,369,645)	(4,200,000)	—	(4,369,645)	(150,000)	(800,000)	—	—	—	—

Disbursements	(3,628,182)	—	(1,377,042)	(2,408,322)	—	(566,804)	—	—	—	—	—

Intercompany Transactions		—	—

Other Misc. Adjustments	25

Balance as of 05/23/10	28,915,079	11,506	1,212,281	552,990	—	3,607,466	12,096,762	(0)	206	0	55,663

Balance from sub schedules	28,915,079	11,506	1,212,281	552,990	—	3,607,466	12,096,762	(0)	206	0	55,663
Variance	—	—	—	—	—	—	—	—	—	—	—
Variance w/ actual bank bal.	—	—	—	—	—	—	—	—	—	—	—

	RESTRICTED	RESTRICTED		RESTRICTED	RESTRICTED	RESTRICTED	RESTRICTED
	CASH	CASH		CASH	CASH	CASH	CASH
	(M)	(N)	(O)	(P)	(Q)	(R)	(S)
	Control	Utility	AIP	AIP	CAVCO		CMH
	Disburse.	Deposit	Deposit	Deposit	Deposit		Deposit		Variance MOR	Variance	Adjusted
	61412	61059	69758	69550	71799	BofA Escrow	71195	Total	vs. Bank	reclass	Variance	Notes

Balance as of 4/25/10	532,938	201,375	—	—	669,027	10,295,000	—	28,468,409	1,044,147	(1,044,147)	—		(a)

Receipts	—	—	—	—	—	—	—	5,118,974	—	—	—

Transfers In	—	—	—	—	—	—	—	13,889,289	—		—

Transfers Out	—	—	—	—	—	—	—	(13,889,289)	—		—

Disbursements	—	—	—	—	—	—	—	(4,352,169)	(723,987)	1,044,122	320,134		(b)

Intercompany Transactions								—	—	—	—

Other Misc. Adjustments								—	(25)	25	—

Balance as of 05/23/10	532,938	201,375	—	—	669,027	10,295,000	—	29,235,214	320,134	—	320,134

Balance from sub schedules	532,938	201,375	—	—	669,027	10,295,000	—	29,235,214			(0)
Variance	—	—	—	—	—	—	—	—
Variance w/ actual bank bal.	—	—	—	—	—	—	—	—

Outstanding Checks Roll Forward

Outstanding Checks 4/25/10	1,044,147.01
Total Check Disbursements in May-10	796,955.51
Cleared Checks from previous periods	(930,932.75)
Cleared Checks from current period	(590,009.84)
Additional voided checks issued prior to 4/26/10	(25.00)
Outstanding Checks 5/23/10	320,134.93
Total From I.B p3	320,134.93
—

Restricted Cash Summary:

Cash Collateral	$3,607,466.05
Prepaid Credit Card	55,663.43
Control Disbursement	532,937.67
Utility Deposit	201,375.24
AIP Deposit	—
BofA Escrow	10,295,000.00
CAVCO deposit	669,027.00
Canadian Receipts	—
$15,361,469.39

NOTE:  Fleetwood has a revolving secured credit facility with a syndicate of lenders lead by Bank of America (BoA).  All of the above accounts are maintained at BofA.  All cash receipts are recorded in account 14200 © and transferred to the revolver account FLT00-AR (F) to the extent there is a balance, with the excess going into either the cash collateral account 63587 (G) or investment accounts (H) of (J).  All disbursements are made through FHI account 27063 (D) or FEI account 27064 (E), depending on if the liability relates to the manufacturing operations (FHI) or Enterprise. We are providing this summary to help with the reconciliations that are represented by forms I.B to I.S in the monthly operating report.  Form I.B is a summary reconciliation that shows all receipts and disbursement activity.  Forms I.C - I.S represent an account analysis based on bank activity. (a) Roll forward of outstanding checks & interco timing difference from previous period

(b) Current period Outstanding checks should tie to I.B p3

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
Fleetwood Enterprise, Inc.
	Case Number:	09-14254MJ
	Operating Report Number:	14
Debtor(s).	For the Month Ending:	5/23/2010

I. CASH RECEIPTS AND DISBURSEMENTS

B. (GENERAL ACCOUNT*)

1.		TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$—

2.		LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		0.00

3.		BEGINNING BALANCE:		$27,424,262.17

4.		RECEIPTS DURING CURRENT PERIOD:
		Accounts Receivable - Post-filing	2,034.21
		Accounts Receivable - Pre-filing
		General Sales
	Other (Specify)	Gibraltar payment	413,993.05
		Sale of Assets	1,164,287.26
		Cash Collateral Refund	2,562,500.00
		Non-trade receipts (employee purchases, tax refunds, interest income, etc.)	976,159.08
	**Other (Specify)

		TOTAL RECEIPTS THIS PERIOD:		5,118,973.60

5.		BALANCE:		$32,543,235.77

6.		LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
		Transfers to Other DIP Accounts (from page 2)	0.00
		Disbursements (from page 2)	3,628,156.58

		TOTAL DISBURSEMENTS THIS PERIOD:***		3,628,156.58

		UNRECONCILED AMOUNT		0.00

		LOAN REVOLVER BALANCE		0.00

7.		ENDING BALANCE:		$28,915,079.19

8.	General Account Number(s):		06280-14200

	Depository Name & Location:		Bank of America
			675 Anton Blvd., 2nd Floor
			Costa Mesa, CA 92626

*	All receipts must be deposited into the general account.
**

Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/27/2010	347754	NEOPOST INC	General and Administrative		3,017.88	3,017.88
4/27/2010	347755	OTIS ELEVATOR COMPANY	General and Administrative		312.86	312.86
4/27/2010	347756	STATE BOARD OF EQUALIZATION	General and Administrative		19.00	19.00
4/27/2010	347757	STATE BOARD OF EQUALIZATION	General and Administrative		1,227.00	1,227.00
4/27/2010	347758	STEWART MARY ANN	General and Administrative		210.00	210.00
4/27/2010	347759	TALX CORPORATION	General and Administrative		96.80	96.80
4/27/2010	347760	WOLFE SOLUTIONS INC	Professional Fees		8,550.00	8,550.00
4/27/2010	413266	ARIZONA PUBLIC SERVICE CO	Other Holding Cost		152.02	152.02
4/27/2010	413267	CANADY MELANIE	Other Holding Cost		575.00	575.00
4/27/2010	413268	CHANEY J T	Other Holding Cost		557.00	557.00
4/27/2010	413269	EYE SPY SECURITY	Other Holding Cost		5,125.00	5,125.00
4/27/2010	413270	GEXA ENERGY LP	Other Holding Cost		6,741.72	6,741.72
4/27/2010	413271	GOFF MURRAY	Other Holding Cost		580.00	580.00
4/27/2010	413272	HENNIG HERMAN J	Other Holding Cost		150.00	150.00
4/27/2010	413273	HUNT MICHAEL L	Other Holding Cost		300.00	300.00
4/27/2010	413274	JANSSEN JACK	Other Holding Cost		1,222.32	1,222.32
4/27/2010	413275	KRUEGER ROBERT	Other Holding Cost		1,000.00	1,000.00
4/27/2010	413276	MARTINEZ SEVERO Z	Other Holding Cost		150.00	150.00
4/27/2010	413277	PHILLIPS MARION L	Other Holding Cost		915.46	915.46
4/27/2010	413278	TREANGEN MICHELE	Other Holding Cost		4,950.00	4,950.00
4/27/2010	413279	UGI CORPORATION	Other Holding Cost		2,779.99	2,779.99
4/27/2010	413280	WEST ROBERT S	Other Holding Cost		1,500.00	1,500.00
4/27/2010	413281	WINEBAR KEITH E	Other Holding Cost		600.00	600.00
4/30/2010	413300	TRI STATE SECURITY	Other Holding Cost		1,296.00	1,296.00
4/30/2010	347761	AT&T	General and Administrative		1,107.71	1,107.71
4/30/2010	347762	AT&T CAPITAL SERVICES INC	General and Administrative		10,448.98	10,448.98
4/30/2010	347763	ATHENS SERVICES	General and Administrative		169.97	169.97
4/30/2010	347764	CLAIM MANAGEMENT INCORPORATED	General and Administrative		1,650.00	1,650.00
4/30/2010	347765	IRON MOUNTAIN OFF SITE DATA PROTECTION	General and Administrative		14,961.80	14,961.80
4/30/2010	347766	MAUREEN SCHWITZER	General and Administrative		3,120.00	3,120.00
4/30/2010	347767	MCMAHON WILLIAM F	General and Administrative		134.20	134.20
4/30/2010	347770	TW TELECOM	General and Administrative		882.35	882.35
4/30/2010	413282	ADT SECURITY SERVICES	Other Holding Cost		107.84	107.84
4/30/2010	413283	BRADLEY MILLER	Other Holding Cost		12,300.00	12,300.00
4/30/2010	413284	BRAVO MAINTENANCE	Other Holding Cost		1,938.00	1,938.00
4/30/2010	413285	CHAPMAN ROBERT J	Other Holding Cost		500.00	500.00
4/30/2010	413286	CHARLENE ZEIGLER	General and Administrative		53,376.56	53,376.56
4/30/2010	413287	CITY OF WACO WATER DEPT 84 36106-66273	General and Administrative		62.93	62.93
4/30/2010	413288	CVILLE ELECTRIC LIGHT & POWER	Other Holding Cost		1,367.11	1,367.11
4/30/2010	413289	DEKALB COUNTY - TREASURER	General and Administrative		2,526.19	2,526.19
4/30/2010	413291	GEORGIA - TAX COMMISSIONER	Other Holding Cost		20.34	20.34
4/30/2010	413292	GEORGIA POWER	Other Holding Cost		578.63	578.63
4/30/2010	413293	HAMILTON COMPANY	Other Holding Cost		202.23	202.23
4/30/2010	413294	LANCASTER COUNTY TREASURER	General and Administrative		15,087.68	15,087.68
4/30/2010	413295	MATRIX ABSENCE MANAGEMENT INC	Other (Taxes, Benefits, etc.)		5,625.00	5,625.00
4/30/2010	413296	MUNICIPAL AUTHORITY OF RALPHO TOWNSHIP	Other Holding Cost		540.00	540.00
4/30/2010	413297	PUD 1 OF COWLITZ COUNTY	Other Holding Cost		13.09	13.09
4/30/2010	413298	SOUTHERN CAL GAS CO	Other Holding Cost		51.21	51.21
4/30/2010	413299	SPRINT	Other Holding Cost		2,641.72	2,641.72
5/4/2010	347771	AETNA INC - MIDDLETOWN	Other (Taxes, Benefits, etc.)		518.40	518.40
5/4/2010	347772	BLAKE CASSELS & GRAYDON	General and Administrative		750.46	750.46
5/4/2010	347773	C T CORPORATION SYSTEM	General and Administrative		7,666.79	7,666.79
5/4/2010	347774	CRADDOCK DAVIS & KRAUSE LLP	General and Administrative		30,957.50	30,957.50
5/4/2010	347775	CTF5 CITRUS PARK LLC	General and Administrative		7,500.00	7,500.00
5/4/2010	347776	HANSZEN LAPORTE	General and Administrative		17,493.57	17,493.57
5/4/2010	347777	SAFESITE INC	General and Administrative		2,244.50	2,244.50
5/4/2010	347778	TALX CORPORATION	General and Administrative		238.50	238.50
5/4/2010	347779	VERIZON WIRELESS - BOX 9622 CA	General and Administrative		1,560.05	1,560.05
5/4/2010	413301	AGUA MANSA INDUSTRIAL CENTER	Other Holding Cost		813.22	813.22
5/4/2010	413302	ALARM CENTER INC	Other Holding Cost		59.54	59.54
5/4/2010	413303	CHANEY J T	Other Holding Cost		573.80	573.80
5/4/2010	413304	CHAPMAN ROBERT J	Other Holding Cost		1,030.71	1,030.71
5/4/2010	413305	CITY OF RIVERSIDE - CUST SERVICE	Other Holding Cost		2,462.87	2,462.87
5/4/2010	413306	EDGERTON UTILITIES	Other Holding Cost		1,633.64	1,633.64
5/4/2010	413307	HENNIG HERMAN J	Other Holding Cost		150.00	150.00
5/4/2010	413308	HUNT MICHAEL L	Other Holding Cost		300.00	300.00
5/4/2010	413309	INDIANA AMERICAN WATER CO	Other Holding Cost		165.73	165.73
5/4/2010	413310	JIMS LAWN SERVICE	Other Holding Cost		320.00	320.00
5/4/2010	413311	MARTINEZ SEVERO Z	Other Holding Cost		300.00	300.00
5/4/2010	413312	NIPSCO	Manufacturing Overhead		37.70	37.70
5/4/2010	413313	PHILLIPS MARION L	Other Holding Cost		818.27	818.27
5/4/2010	413314	ROCK JASON C	Other Holding Cost		1,200.00	1,200.00
5/4/2010	413315	RUBIDOUX COMMUNITY SERVICE	Other Holding Cost		1,405.07	1,405.07
5/4/2010	413317	TINSLEY JONATHAN A	General and Administrative		305.35	305.35
5/4/2010	413318	VECTREN ENERGY DELIVERY OF INDIANA	Other Holding Cost		1,541.30	1,541.30
5/4/2010	413319	VERIZON WIRELESS - BOX 9622 CA	Warranty Work		704.49	704.49
5/4/2010	413320	WEST ROBERT S	Other Holding Cost		660.00	660.00
5/4/2010	413321	WINEBAR KEITH E	Other Holding Cost		655.11	655.11
5/4/2010	413322	WOODCOCK JAMES W	General and Administrative		400.33	400.33
5/7/2010	347780	CINDY HAVLICEK	General and Administrative		512.50	512.50
5/7/2010	347781	SMITH JAMES F	General and Administrative		32.98	32.98
5/7/2010	347782	SPRINGER ARYN M	General and Administrative		65.20	65.20
5/7/2010	347783	STATE COMPENSATION INSURANCE FUND	Other (Taxes, Benefits, etc.)		2,085.63	2,085.63
5/7/2010	413323	ARROW FENCE COMPANY INC.	Other Holding Cost		1,748.50	1,748.50

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
5/7/2010	413324	AT&T	Other Holding Cost		66.46	66.46
5/7/2010	413325	GOFF MURRAY	Other Holding Cost		220.00	220.00
5/7/2010	413326	INDIANA - ADAMS COUNTY - TREASURER	General and Administrative		9,933.10	9,933.10
5/7/2010	413327	INDIANA MICHIGAN POWER	Other Holding Cost		67.42	67.42
5/7/2010	413328	TREASURER OF MONTGOMERY COUNTY	General and Administrative		22,018.73	22,018.73
5/7/2010	413329	WASHINGTON STATE - DEPT OF LABOR & IND	Other (Taxes, Benefits, etc.)		3,499.97	3,499.97
5/7/2010	413330	BENNETT TRUCK TRANSPORT INC	Other Holding Cost		778.00	778.00
5/11/2010	347784	BUCKETEER MAINTENANCE INC	General and Administrative		1,200.00	1,200.00
5/11/2010	347785	MAUREEN SCHWITZER	General and Administrative		3,200.00	3,200.00
5/11/2010	347786	McGILL LEONARD	General and Administrative		1,155.00	1,155.00
5/11/2010	347787	STEWART MARY ANN	General and Administrative		645.00	645.00
5/11/2010	347788	WOLFE SOLUTIONS INC	Professional Fees		4,800.00	4,800.00
5/11/2010	413331	ARIZONA PUBLIC SERVICE CO	Other Holding Cost		130.32	130.32
5/11/2010	413332	BUDGET HOMES OF ARIZONA, LLC	Other Holding Cost		1,000.00	1,000.00
5/11/2010	413333	CASCADE NATURAL GAS CO	Other Holding Cost		25.68	25.68
5/11/2010	413334	CHANEY J T	Other Holding Cost		620.01	620.01
5/11/2010	413335	CHAPMAN ROBERT J	Other Holding Cost		500.00	500.00
5/11/2010	413336	FLAD INC	Selling Expense		16,752.40	16,752.40
5/11/2010	413337	GAAD INC	Selling Expense		13,692.30	13,692.30
5/11/2010	413338	GEXA ENERGY LP	Other Holding Cost		2,364.74	2,364.74
5/11/2010	413339	HENNIG HERMAN J	Other Holding Cost		150.00	150.00
5/11/2010	413340	HUNT MICHAEL L	Other Holding Cost		300.00	300.00
5/11/2010	413341	INDIANA AMERICAN WATER CO	Other Holding Cost		307.06	307.06
5/11/2010	413342	MARTINEZ SEVERO Z	Other Holding Cost		350.00	350.00
5/11/2010	413343	PENNSYLVANIA POWER & LIGHT COMPANY	Other Holding Cost		5,261.15	5,261.15
5/11/2010	413344	PHILLIPS MARION L	Other Holding Cost		780.00	780.00
5/11/2010	413345	PMHAD - PHOENIX MOBILE HOMES INC	Selling Expense		96,516.00	96,516.00
5/11/2010	413346	PUD 1 OF COWLITZ COUNTY	Other Holding Cost		580.27	580.27
5/11/2010	413347	ROCK JASON C	Other Holding Cost		600.00	600.00
5/11/2010	413348	SCAD INC	Selling Expense		20,818.00	20,818.00
5/11/2010	413349	SOUTHERN CAL GAS CO	Other Holding Cost		14.30	14.30
5/11/2010	413350	TEXAS - COMPTROLLER	Other Holding Cost		17,102.12	17,102.12
5/11/2010	413351	TREANGEN MICHELE	Other Holding Cost		4,875.00	4,875.00
5/11/2010	413352	TRI STATE SECURITY	Other Holding Cost		1,296.00	1,296.00
5/11/2010	413353	TXAD INC	Selling Expense		74,457.00	74,457.00
5/11/2010	413354	UTAD INC - ASSOC DLRS CORP	Selling Expense		7,555.50	7,555.50
5/11/2010	413355	WEST ROBERT S	Other Holding Cost		275.00	275.00
5/11/2010	413356	WINEBAR KEITH E	Other Holding Cost		600.00	600.00
5/11/2010	413357	WOODLAND CITY OF WA	Other Holding Cost		97.93	97.93
5/13/2010	347789	MICHIGAN - DEPARTMENT OF TREASURY	General and Administrative		3,000.00	3,000.00
5/13/2010	347790	TEXAS - COMPTROLLER	General and Administrative		140,434.64	140,434.64
5/13/2010	413358	CITY OF PEARSON	General and Administrative		917.86	917.86
5/13/2010	413359	GEORGIA DEPARTMENT OF REVENUE	General and Administrative		54.44	54.44
5/13/2010	413360	SUMNER COUNTY TRUSTEE	General and Administrative		960.34	960.34
5/18/2010	347791	AT&T	General and Administrative		927.95	927.95
5/18/2010	347792	AT&T MOBILITY	General and Administrative		675.86	675.86
5/18/2010	347793	AT&T TELECONFERENCE SERVICES	Selling Expense		700.99	700.99
5/18/2010	347794	BROADRIDGE FINANCIAL SOLUTIONS INC	General and Administrative		7,274.17	7,274.17
5/18/2010	347796	CITY OF RIVERSIDE - CUST SERVICE	General and Administrative		5,769.43	5,769.43
5/18/2010	347797	HEWLETT PACKARD COMPANY	General and Administrative		34,192.85	34,192.85
5/18/2010	413361	AT&T	Warranty Work		157.51	157.51
5/18/2010	413362	AT&T - BOX 105262	Other Holding Cost		173.28	173.28
5/18/2010	413363	AT&T - LOCAL	Other Holding Cost		43.34	43.34
5/18/2010	413364	BEST LINE EQUIPMENT	Other Holding Cost		114.38	114.38
5/18/2010	413365	CHANEY J T	Other Holding Cost		590.03	590.03
5/18/2010	413366	CVILLE ELECTRIC LIGHT & POWER	Other Holding Cost		119.95	119.95
5/18/2010	413367	DOUGLAS CITY OF GA - UTILITIES	Other Holding Cost		539.76	539.76
5/18/2010	413368	FLEETWOOD HOME CENTER/WAYCROSS - D512843	Selling Expense		3,300.00	3,300.00
5/18/2010	413370	GOFF MURRAY	Other Holding Cost		200.00	200.00
5/18/2010	413371	HENNIG HERMAN J	Other Holding Cost		150.00	150.00
5/18/2010	413372	HUNT MICHAEL L	Other Holding Cost		300.00	300.00
5/18/2010	413373	INDIANA MICHIGAN POWER	Other Holding Cost		80.76	80.76
5/18/2010	413374	JANSSEN JACK	Other Holding Cost		540.00	540.00
5/18/2010	413375	KRUEGER ROBERT	Other Holding Cost		1,000.00	1,000.00
5/18/2010	413376	MARTINEZ SEVERO Z	Other Holding Cost		150.00	150.00
5/18/2010	413377	OHIO GAS COMPANY	Other Holding Cost		72.85	72.85
5/18/2010	413378	PHILLIPS MARION L	Other Holding Cost		835.00	835.00
5/18/2010	413379	ROCK JASON C	Other Holding Cost		600.00	600.00
5/18/2010	413380	SOUTHERN CAL EDISON	Other Holding Cost		217.38	217.38
5/18/2010	413381	SPRINT	Other Holding Cost		11,734.56	11,734.56
5/18/2010	413382	TAMPA ELECTRIC CO	Other Holding Cost		669.42	669.42
5/18/2010	413383	TREANGEN MICHELE	Other Holding Cost		3,000.00	3,000.00
5/18/2010	413384	TRI STATE SECURITY	Other Holding Cost		1,296.00	1,296.00
5/18/2010	413385	WEEKS TRACY	Other Holding Cost		250.00	250.00
5/18/2010	413386	WEST ROBERT S	Other Holding Cost		275.00	275.00
5/18/2010	413387	WINEBAR KEITH E	Other Holding Cost		680.00	680.00
4/28/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		77,922.60	77,922.60
4/29/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		54,486.77	54,486.77
5/5/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		9,342.69	9,342.69
5/6/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		5,975.91	5,975.91
5/12/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		78,502.30	78,502.30
5/13/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		47,569.24	47,569.24
5/19/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		9,583.41	9,583.41
5/20/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		6,146.95	6,146.95

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/26/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		39,733.66	39,733.66
4/28/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		(50.00)	(50.00)
4/29/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		20,988.89	20,988.89
5/3/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		47,763.49	47,763.49
5/4/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		5,183.85	5,183.85
5/10/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		33,506.20	33,506.20
5/11/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		93,774.59	93,774.59
5/4/2010	Wire	BANK OF AMERICA	Interest		12,013.77	12,013.77
4/26/2010	Wire	PHILIPS PRODUCT	Claim Payment		100,000.00	100,000.00
4/26/2010	Wire	GIBRALTAR PREMIUM FOR PRODUCTS LIABILITY	Liability Insurance		775,065.00	775,065.00
5/5/2010	Wire	DRAWDOWN ON MARYLAND LC	LC draw down		554,790.41	554,790.41
5/12/2010	Wire	BANK OF AMERICA	Pcard Expense		739.93	739.93
4/30/2010	Wire	ADP SERVICE FEES	Monthly Fees		9.70	9.70
5/7/2010	Wire	ADP SERVICE FEES	Monthly Fees		115.52	115.52
5/18/2010	Wire	ADP SERVICE FEES	Monthly Fees		12,704.85	12,704.85
4/26/2010	Wire	FOCAL POINT SECURITIES	Professional Fees		8,000.00	8,000.00
4/26/2010	Wire	FTI CONSULTING	Professional Fees		24,055.30	24,055.30
5/4/2010	Wire	GRANT THORTON PROFESSIONAL FEES	Professional Fees		173,346.92	173,346.92
5/4/2010	Wire	PACHULSKI STANG & ZIEL PROFESSIONAL FEES	Professional Fees		150,607.64	150,607.64
5/4/2010	Wire	GIBSON DUNN PROFESSIONAL FEES	Professional Fees		434,992.06	434,992.06
4/26/2010	Wire	BROADSPIRE	Worker’s Compensation		666.00	666.00
4/27/2010	Wire	BROADSPIRE	Worker’s Compensation		1,423.45	1,423.45
4/29/2010	Wire	BROADSPIRE	Worker’s Compensation		99.59	99.59
4/29/2010	Wire	MATRIX	Worker’s Compensation		19,436.42	19,436.42
5/5/2010	Wire	BROADSPIRE	Worker’s Compensation		1,172.33	1,172.33
5/6/2010	Wire	BROADSPIRE	Worker’s Compensation		189.76	189.76
5/7/2010	Wire	BROADSPIRE	Worker’s Compensation		390.29	390.29
5/10/2010	Wire	BROADSPIRE	Worker’s Compensation		666.00	666.00
5/11/2010	Wire	BROADSPIRE	Worker’s Compensation		1,379.72	1,379.72
5/12/2010	Wire	MATRIX	Worker’s Compensation		28,191.37	28,191.37
5/14/2010	Wire	BROADSPIRE	Worker’s Compensation		381.98	381.98
5/20/2010	Wire	BROADSPIRE	Worker’s Compensation		357.51	357.51
		Other adjustment			(25.00)	(25.00)

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	3,628,156.58	$3,628,156.58

						0.00

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will  be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date:	5/23/2010	Balance on Statement:	29,235,213.68

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

		$—

TOTAL DEPOSITS IN TRANSIT			0.00

*This is the total deposits in transit for all entities at 05/23/2010

** Intercompany receipt in transit 5/23/2010

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
9223944	3/17/2009	66.97
9223946	3/17/2009	52.60
8661569	3/19/2009	28,013.59
2152346	3/20/2009	3.89
268010	3/25/2009	681.95
268137	3/27/2009	1,750.00
2785482	3/27/2009	381.97
268263	3/31/2009	6.27
268378	3/31/2009	292.93
268682	4/3/2009	666.00
9224090	4/3/2009	3,560.00
1272865	4/8/2009	500.00
2152422	4/8/2009	89.40
268784	4/9/2009	500.00
1272881	4/9/2009	2,091.07
4265265	4/15/2009	12.00
269058	4/17/2009	1,000.00
1272952	4/17/2009	168.75
9224307	4/17/2009	945.34
4855154	4/20/2009	67.29
2785673	4/24/2009	11,705.00
44104764	5/6/2009	9.90
9224666	5/15/2009	2.76
9224716	5/19/2009	130.00
9224722	5/19/2009	303.94
9224728	5/19/2009	46.87
2152622	5/21/2009	461.10
4789422	5/29/2009	6,340.32
2252896	6/3/2009	54.14
346600	6/5/2009	7.81
742930	6/5/2009	75.00
5548699	6/5/2009	100.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
4789490	6/10/2009	3,830.12
44104948	6/15/2009	161.07
270497	6/19/2009	852.53
2786170	6/26/2009	300.00
346770	6/30/2009	262.00
9225660	7/10/2009	34.43
5548989	7/16/2009	118.72
9225699	7/16/2009	162.85
9225749	7/16/2009	65.22
1990280	7/22/2009	25.00
5549009	7/22/2009	1,083.00
849706	8/3/2009	334.00
1990372	8/5/2009	105.00
1274148	8/6/2009	177.62
347001	8/7/2009	89.40
1990450	8/13/2009	67.60
272116	9/1/2009	300.00
272440	9/25/2009	300.00
347349	11/4/2009	1,724.00
412684	12/21/2009	65.10
412772	1/12/2010	1,000.00
347563	2/5/2010	339.93
412961	2/12/2010	1,000.00
412976	2/19/2010	706.69
347626	2/25/2010	23.06
347668	3/16/2010	37,710.06
347711	4/1/2010	2,155.00
413183	4/2/2010	110.00
347786	5/11/2010	1,155.00
413332	5/11/2010	1,000.00
347789	5/13/2010	3,000.00
347790	5/13/2010	140,434.64
413358	5/13/2010	917.86
413359	5/13/2010	54.44
347791	5/18/2010	927.95
347792	5/18/2010	675.86
347793	5/18/2010	700.99
347797	5/18/2010	34,192.85
413361	5/18/2010	157.51
413362	5/18/2010	173.28
413363	5/18/2010	43.34
413364	5/18/2010	114.38
413365	5/18/2010	590.03
413366	5/18/2010	119.95
413368	5/18/2010	3,300.00
413370	5/18/2010	200.00
413371	5/18/2010	150.00
413372	5/18/2010	300.00
413373	5/18/2010	80.76
413374	5/18/2010	540.00
413377	5/18/2010	72.85
413378	5/18/2010	835.00
413379	5/18/2010	600.00
413381	5/18/2010	11,734.56
413382	5/18/2010	669.42
413383	5/18/2010	3,000.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
413385	5/18/2010	250.00
413386	5/18/2010	275.00
413387	5/18/2010	680.00

TOTAL OUTSTANDING CHECKS:			320,134.93

Bank statement Adjustments:			0.00
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$28,915,078.75

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I.  CASH RECEIPTS AND DISBURSEMENTS

C. (14200 - FHI MAIN CASH COLLECTION ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		(0.00)

4.	RECEIPTS DURING CURRENT PERIOD:		4,381,151.09

5.	BALANCE:		4,381,151.09

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		4,369,644.66

7.	ENDING BALANCE:		11,506.43

8.	Account Number(s):	14200

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
4/28/2010		Transfer to BofA	Paydown revolver loan at BofA	6,668.20
4/30/2010		Transfer to BofA	Paydown revolver loan at BofA	2,034.21
5/6/2010		Transfer to BofA	Paydown revolver loan at BofA	64,635.36
5/7/2010		Transfer to BofA	Paydown revolver loan at BofA	27,908.00
5/11/2010		Transfer to BofA	Paydown revolver loan at BofA	767,770.33
5/12/2010		Transfer to BofA	Paydown revolver loan at BofA	4,000.00
5/13/2010		Transfer to BofA	Paydown revolver loan at BofA	9,836.80
5/14/2010		Transfer to BofA	Paydown revolver loan at BofA	2,955,016.93
5/17/2010		Transfer to BofA	Paydown revolver loan at BofA	12,243.03
5/20/2010		Transfer to BofA	Paydown revolver loan at BofA	519,531.80

			TOTAL DISBURSEMENTS THIS PERIOD:	4,369,644.66
				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

D. (27063 - FHI MAIN ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		1,375,407.70

4.	RECEIPTS DURING CURRENT PERIOD:		5,413,915.55

5.	BALANCE:		6,789,323.25

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		5,577,042.21

7.	ENDING BALANCE:		1,212,281.04

8.	Account Number(s):	27063

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
04/26/09 - 05/23/10		Transfer to 27064	Fund daily wires and controlled disbursements	1,700,000.00
04/26/09 - 05/23/10		Transfer to 62795	Fund manual payroll checks	0.00
04/26/09 - 05/23/10		Transfer to 404875	Transfer funds to FHI Investment account	2,500,000.00
04/26/09 - 05/23/10		ADP	Fund payroll expenses	0.00
04/26/09 - 05/23/10		Misc. Vendors	Fund daily wire transfers for payments to vendors, ACH payments	842,249.49
04/26/09 - 05/23/10		Transfer to Controlled Disbursement 13901	Fund daily controlled disbursement accounts	534,792.72

			TOTAL DISBURSEMENTS THIS PERIOD:	5,577,042.21
				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

E. (27064 - FEI MAIN ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		718,776.17

4.	RECEIPTS DURING CURRENT PERIOD:		2,242,535.65

5.	BALANCE:		2,961,311.82

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		2,408,322.27

7.	ENDING BALANCE:		552,989.55

8.	Account Number(s):	27064

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
04/26/09 - 05/23/10		Transfer to 27063	Fund daily wires and controlled disbursements
04/26/09 - 05/23/10		Transfer to 62771	Fund manual payroll checks	0.00
04/26/09 - 05/23/10		Transfer to 404850	Transfer funds to FEI Investment account	0.00
04/26/09 - 05/23/10		Transfer to 63587	Transfer to Cash Collateral	0.00
04/26/09 - 05/23/10		ADP	Fund payroll expenses	289,529.87
04/26/09 - 05/23/10		Misc. Vendors	Fund daily wire transfers for payments to vendors, ACH payments	1,132,642.53
04/26/09 - 05/23/10		Controlled Disbursement	Clearing checks through controlled disbursement account	986,149.87
04/26/09 - 05/23/10		Transfer to 71799	Transfer funds to escrow account	0.00

			TOTAL DISBURSEMENTS THIS PERIOD:	2,408,322.27
				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

F. (FLT00-AR  REVOLVER LOAN ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD:		4,369,644.66

5.	BALANCE:		4,369,644.66

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		4,369,644.66

7.	ENDING BALANCE:		0.00

8.	Account Number(s):	FLT00-AR

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		Transfer to 63587	Revolver Advance to Cash Collateral
		Transfer to 63587	Revolver Advance to Cash Collateral
4/26/2010		Transfer to 27063	Revolver Advance to Main FHI
4/27/2010		Transfer to 27063	Revolver Advance to Main FHI
4/28/2010		Transfer to 27063	Revolver Advance to Main FHI
4/29/2010		Transfer to 27063	Revolver Advance to Main FHI
4/30/2010		Transfer to 27063	Revolver Advance to Main FHI	8,702.41
5/1/2010		Transfer to 27063	Revolver Advance to Main FHI
5/2/2010		Transfer to 27063	Revolver Advance to Main FHI
5/3/2010		Transfer to 27063	Revolver Advance to Main FHI
5/4/2010		Transfer to 27063	Revolver Advance to Main FHI
5/5/2010		Transfer to 27063	Revolver Advance to Main FHI
5/6/2010		Transfer to 27063	Revolver Advance to Main FHI	64,635.36
5/10/2010		Transfer to 27063	Revolver Advance to Main FHI	27,908.00
5/11/2010		Transfer to 27063	Revolver Advance to Main FHI	767,770.33
5/13/2010		Transfer to 27063	Revolver Advance to Main FHI	13,836.80
5/14/2010		Transfer to 27063	Revolver Advance to Main FHI	2,955,016.93
5/17/2010		Transfer to 27063	Revolver Advance to Main FHI	12,243.03
5/20/2010		Transfer to 27063	Revolver Advance to Main FHI	519,531.80

			TOTAL DISBURSEMENTS THIS PERIOD:	4,369,644.66

				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

G. (63587 - CASH COLLATERAL ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		4,223,254.26

4.	RECEIPTS DURING CURRENT PERIOD:		101,015.97

5.	BALANCE:		4,324,270.23

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		716,804.18

7.	ENDING BALANCE:		3,607,466.05

8.	Account Number(s):	63587

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
5/6/2010		Transfer to 27063	Fund wire transfers & controlled disbursements	150,000.00
5/4/2010		Bank of America	Interest & LC Fee	12,013.77
5/5/2010		Bank of America	LC Drawdown - Maryland	554,790.41

			TOTAL DISBURSEMENTS THIS PERIOD:	716,804.18

				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

H. (404875 - FHI INVESTMENT ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		10,396,761.66

4.	RECEIPTS DURING CURRENT PERIOD:		2,500,000.00

5.	BALANCE:		12,896,761.66

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		800,000.00

7.	ENDING BALANCE:		12,096,761.66

8.	Account Number(s):	404875 (249-01122-1-2-GPD)

	Depository Name & Location:	Bank of America Securities
		200 N. College Street, 3rd Floor
		Charlotte, NC 28255

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
4/29/2010		Transfer to 27063	Fund daily wires and disbursements	300,000.00
5/4/2010		Transfer to 27063	Fund daily wires and disbursements	500,000.00

			TOTAL DISBURSEMENTS THIS PERIOD:	800,000.00

I.  CASH RECEIPTS AND DISBURSEMENTS

I. (404850 - FEI INVESTMENT ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		(0.00)

4.	RECEIPTS DURING CURRENT PERIOD:		0.00

5.	BALANCE:		(0.00)

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		(0.00)

8.	Account Number(s):	404850 (249-01119-1-7-GPD)

	Depository Name & Location:	Bank of America Securities
		200 N. College Street, 3rd Floor
		Charlotte, NC 28255

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

J. (62771 - FEI PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		205.61

4.	RECEIPTS DURING CURRENT PERIOD:		0.00

5.	BALANCE:		205.61

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		205.61

8.	Account Number(s):	62771

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

K. (62795 - FHI PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS

3.	BEGINNING BALANCE:		0.00

4.	RECEIPTS DURING CURRENT PERIOD:		0.00

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		0.00

8.	Account Number(s):	62795

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

L. PREPAID CREDIT CARD

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		55,663.43

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		$—

5.	BALANCE:		55,663.43

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		$55,663.43

8.	PREPAID Account Number:	61059

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

M. CONTROL DISBURSEMENT ACCOUNT ACCOUNT

1.	TOTAL RECEIPTS PER ALL PRIOR INTERST BEARING OPERATING ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR INTEREST BEARING OPERATING ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		532,937.67

4.	RECEIPTS DURING CURRENT PERIOD:		$—

5.	BALANCE:		532,937.67

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7.	ENDING BALANCE:		$532,937.67

8.	CONTROL DISBURSEMENT Account Number:	61412

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM INTEREST BEARING OPERATING ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

N. UTILITY DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR LOAN SERVICING ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR LOAN SERVICING ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		201,375.24

4.	RECEIPTS DURING CURRENT PERIOD:		0.00

5.	BALANCE:		201,375.24

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		201,375.24

8.	UTILITY Account Number:	61059

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM LOAN SERVICING ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

O. AIP DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)		0.00

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		0.00

8.	Deposit Account Number:	69758

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

P. AIP DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)		0.00

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		0.00

8.	Deposit Account Number:	69550

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

Q. CAVCO DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		669,027.00

4.	RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)		0.00

5.	BALANCE:		669,027.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		669,027.00

8.	Deposit Account Number:	71799

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

R. ESCROW DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		10,295,000.00

4.	RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)		0.00

5.	BALANCE:		10,295,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		10,295,000.00

8.	Deposit Account Number:	N/A

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

S. ESCROW DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)		0.00

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		0.00

8.	Deposit Account Number:	71195

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

II.A. STATUS OF PAYMENTS TO LESSORS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Post-Petition payments not made (Number)	Total Due
Alpha Systems	Mfg Equip	Quarterly	0	$751.10
Avaya	Telephone	Monthly	0	—
Axis Capital	Postage Meter	Monthly	0 - 14	2,807.66
Boise Office Equipment	Office Equipment	Monthly	1	108.09
Central Railroad of Indianapolis	CSX Railroad Siding	Annually	0	—
Cintas Corporation	Uniforms	Monthly	0	—
CIT Technology Financing Services, Inc.	Office Equipment	Monthly	1	106.00
Citrus Park	Property	Monthly	0	—
Contact Office Solutions	Office Equipment	Monthly	0	—
Court Square Leasing	Office Equipment	Monthly	0	—
CTWP Leasing	Office Equipment	Monthly	0	—
DeLage Landen	Forklift	Monthly	0 - 11	31,273.72
DeLage Landen	Office Equipment	Monthly	0 - 14	17,169.05
Dugdale Comm	Telephone	Monthly	3	1,343.85
GE Capital	Forklift	Monthly	11	13,406.40
GE Capital	Office Equipment	Monthly	5	893.45
GE Capital	Trucks	Monthly	0	—
GE Capital	Trucks	Monthly	0-1	1,512.50
GE Fleet Services	Trucks	Monthly	0 - 1	5,984.44
Hasler, Inc.	Postage Meter	Monthly	0	10.53
IKON Office Solutions	Office Equipment	Monthly	1 - 2	607.70
LBM Leasing Services	Office Equipment	Monthly	0	—
Neopost Inc	Postage Meter	Annually	0	2,260.02
Pacific Office Automation	Office Equipment	Monthly	0-1	1,054.00
PENSKE TRUCK LEASING	Trucks	Monthly	0	17,734.62
Pitney Bowes	Postage Meter	Quarterly	0 - 6	1,577.19
PlainsCapital Leasing	Computer	Monthly	4	11,204.18
Robert Weliver	Property	Monthly	2	9,200.00
Rubu, LLC	Property	Monthly	2	2,500.00
Sprint	Telephone	Monthly	0	2,815.25
Trimble (formerly @Road)	GPS Navigation	Monthly	0 - 4	2,576.07
Waco RefresH20	Mfg Equip	Quarterly	0	—
Xerox	Office Equipment	Monthly	0 - 1	12,328.73

				$139,224.55

II.B. STATUS OF PAYMENTS TO SECURED CREDITORS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
BARCLAYS CAPITAL INC.	14% SENIOR NOTES (A)	QUARTERLY		4
BNP PARIBAS PRIME BROKERAGE, INC.	14% SENIOR NOTES (A)	QUARTERLY		4
BROWN BROTHERS HARRIMAN & CO.	14% SENIOR NOTES (A)	QUARTERLY		4
CREDIT SUISSE SECURITIES (USA) LLC	14% SENIOR NOTES (A)	QUARTERLY		4
FIRST CLEARING CORPORATION, LLC	14% SENIOR NOTES (A)	QUARTERLY		4
GOLDMAN SACHS EXECUTION & CLEARING, LP	14% SENIOR NOTES (A)	QUARTERLY		4
GOLDMAN, SACHS & CO.	14% SENIOR NOTES (A)	QUARTERLY		4
J P MORGAN CHASE BANK, NATIONAL ASSOCIATION	14% SENIOR NOTES (A)	QUARTERLY		4
J.P. MORGAN CLEARING CORP.	14% SENIOR NOTES (A)	QUARTERLY		4
J.P. MORGAN SECURITIES INC.	14% SENIOR NOTES (A)	QUARTERLY		4
JEFFERIES & COMPANY, INC.	14% SENIOR NOTES (A)	QUARTERLY		4
MORGAN STANLEY & CO. INCORPORATED	14% SENIOR NOTES (A)	QUARTERLY		4
SSB - TRUST CUSTODY	14% SENIOR NOTES (A)	QUARTERLY		4
STATE STREET BANK AND TRUST COMPANY	14% SENIOR NOTES (A)	QUARTERLY		4
THE BANK OF NEW YORK MELLON/ MELLON TRUST OF NEW ENGLAND, N.A.	14% SENIOR NOTES (A)	QUARTERLY		4
UNION BANK OF CALIFORNIA, N.A.	14% SENIOR NOTES (A)	QUARTERLY		4
Total Cash Interest Due					$6,156,057.02

BANK OF AMERICA, N.A.	LETTERS OF CREDIT				Contingent

ISIS Lending	REAL ESTATE MORTGAGE				$4,128,341.12

(A) Debtor reserves the right to dispute the characterzation of any secured claims.

	TOTAL DUE:	10,284,398.14

II.C. STATUS OF PAYMENTS TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

Debtor has over 90 executory contracts that are under consideration for rejection. The amounts due are contingent on upon some future event or activity.

				TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:		4/26/2010-5/23/2010
	Gross Sales Subject to Sales Tax:	0.00
	Total Wages Paid:	222,120.84

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	—	—
State Withholding	—	—
FICA- Employer’s Share	—	—
FICA- Employee’s Share	—	—
Medicare - Employer’s	—	—
Medicare - Employee’s	—	—
SUI/SDI - Employer’s	—	—
SUI/SDI - Employee’s	—	—
Federal Unemployment	—	—
Sales and Use	—	—
Real Property	—	—
Other:		—
TOTAL:	—	—

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less
31 - 60 days	4,161.20
61 - 90 days			—
91 - 120 days
Over 120 days	—	5,295,038.00	1,031,746.44
TOTAL:	4,161.20	5,295,038.00	1,031,746.44

V. INSURANCE COVERAGE

Description of Coverage	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
Auto Liability	Philadelphia Insurance Group	$1,000,000	11/1/2010	11/1/2010
Cargo	Fireman’s Fund	$500,000	Until Cancelled	Cancelled
Corp. Counsel	AIG (American International Specialty)	$5,000,000	7/1/2010	7/1/2010
D&O	Chubb	$10,000,000	6/30/2016	6/30/2016
D&O	AIG (National Union Fire Insurance Company)	$10,000,000	6/30/2010	6/30/2010
Environmental	AIG (American International Specialty Lines)	$10,000,000	11/1/2010	11/1/2010
Excess Liability	Great American Insurance Company	$5,000,000	11/1/2010	11/1/2010
Excess Liability	AIG Excess Liability Ins Co LTD	$25,000,000	Not Renewed
Fidelity	Zurich American Insurance	$10,000,000	7/1/2010	7/1/2010
Fiduciary	Chubb Insurance Group	$15,000,000	7/1/2010	7/1/2010
Fiduciary Excess	National Union	$5,000,000	7/1/2010	7/1/2010
General Liability	AIG (American International Specialty Lines)	$1,000,000	11/1/2010	11/1/2010
K&R	The Liberty Mutual Group	$5,000,000	1/19/2011	1/19/2011
Non-Subscriber	Lexington Insurance Company	$2,000,000	Not Renewed
Non-Subscriber	Lexington Insurance Company	$1,000,000	Not Renewed
Notary E&O	Western Surety Company	$30,000	5/4/2009	5/4/2010
Products	Gibraltar	$775,065	8/30/2010	8/30/2010
Property	Crum & Forster	$20,000,000	4/30/2010	4/30/2011
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$4,500,000	Not Renewed
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$50,000,000	Not Renewed
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$25,000,000	Not Renewed
WC	Ins. Co. State of PA (Deductible)	Statutory	Not Renewed
WC	Hartford (Guaranteed Cost)	Statutory	Not Renewed
WC	State Compensation Insurance Fund	Statutory	1/1/2010	5/30/2010
WC (Excess)	Midwest Employers Casualty Co.	Statutory	Not Renewed
WC (Excess)	Gibraltar	Statutory	Not Renewed

VI. UNITED STATES TRUSTEE QUARTERLY FEES

(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
Qtr1, March 2009	$—	$14,625.00	05/19/09	$14,625.00	—
Qtr 2, June 2009	84,090,881.65	151,550.00	07/21/09	151,550.00	—
Qtr 3, September 2009	68,425,442.33	133,675.00	10/27/09	133,675.00	—
Qtr 4, December 2009	18,783,986.44	52,975.00	01/19/10	52,975.00	—
Qtr 1, March 2010	31,799,747.35	56,075.00	04/23/10	56,075.00	—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
		408,900.00		408,900.00	—

*       Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII. SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Andrew Griffiths	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$48,533.34
Leonard J. McGill	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$23,845.00
Michael B. Shearin	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$51,450.00
James E. Smith	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$18,450.00

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

X. BALANCE SHEET

(Amounts in thousands)

	May 23, 2010	Mar 09, 2009

ASSETS
Cash and cash equivalents	16,540	23,986
Restricted Cash	15,361	650
Market investments	19,529	17,563
Receivables	4,148	33,994
Inventories	90	90,983
Performance bond deposits	18,114
Other current assets	9,737	13,561
Total Current Assets	83,519	180,737

Property, plant and equipment, net	52,611	130,044
Cash value of company-owned life insurance (COLI)	—	4,016
Investments in subsidiary (CTPS)	8,892	8,892
Other Assets	8,735	22,824
TOTAL ASSETS	$153,757	$346,514

POST PETITION LIABILITIES
Accounts payable	4
Employee compensation and benefits	424
Product warranty reserve	—
Insurance reserves	4,085
Accrued Interest	17,126
Short-term borrowings	3,963
Other current liabilities	(92)
Deferred compensation and retirement benefits	—
5% convertible senior subordinated debentures	—
6% convertible subordinated debentures	—
14% Senior Note	17,739
Other long-term borrowings	—
Other non-current liabilities	—
TOTAL POST PRETITION LIABILITIES	43,249

PRE PETITION LIABILITIES
Accounts payable	10,201	10,036
Employee compensation and benefits	4,248	20,207
Product warranty reserve	4,757	35,473
Insurance reserves	17,871	39,837
Accrued Interest	13,745	13,745
Short-term borrowings	311	311
Other current liabilities	14,730	25,584
Deferred compensation and retirement benefits	8,953	9,076
5% convertible senior subordinated debentures	1,069	1,069
6% convertible subordinated debentures	160,142	160,142
14% Senior Note	61,848	61,848
Other long-term borrowings	23,725	27,731
Other non-current liabilities	—	12,894
TOTAL PRE PRETITION LIABILITIES	321,600	417,953

TOTAL LIABILITIES	364,849

COMMITMENTS AND CONTINGENCIES
Shareholders equity:
Preferred stock, $1 par value, authorized 10,000,000 shares, non outstanding	—	—
Common stock, $.01 par value, authorized 300,000,000 shares, outstanding 209.320.000 at January 25, 2009 amd 64,257,000 at April 27, 2008	2,080	2,092
Additional paid-in capital	623,634	623,279
Accumulated deficit	(835,654)	(695,389)
Accumulated other comprehensive loss	(1,152)	(1,422)
	(211,092)	(71,439)

TOTAL LIABILITIES AND SHARESHOLDERS’ EQUITY	$153,757	$346,514

Note 1:  Balance sheet includes non-debtors.  The most significant is Gibraltar the captive insurance company with assets of $24.7 million and liabilities of $19.0 million.

Note 2:  Restricted cash includes amounts that are currently held as collateral for undrawn lines of credit or are restricted under the terms of an applicable order of the bankruptcy court.

Note 3:  Not reflected on the balance sheet are $950,000 of letters of credit mainly to support the workers’ compensation self-insured exposure.

X. INCOME STATEMENT

(ACCRUAL BASIS ONLY)

	Actual FY10		Actual FY11
	Apr		May

SALES
Gross sales	—		—
Intercompany sales	—		—
Sales discounts and allowances	—		—
NET SALES

COST OF GOODS SOLD
Beginning Inventory at cost
Purchases
Less: Ending Inventory at cost
TOTAL MATERIALS COST

OPERATING EXPENSES
Payroll - Insiders	142,306		142,278
Payroll - Other Employees	507,058	(A)	62,102
Payroll Taxes	17,128		9,315
Other Taxes (Itemize)	—		—
Depreciation and Amortization	—		—
Rent Expense - Real Property	7,500		7,500
Lease Expense - Personal Property	170		—
Insurance	(1,089,421	) (B)	119,241
Real Property Taxes	(500,282	) (B)	105,928
Telephone and Utilities	84,633		42,709
Repairs and Maintenance	46,621		103,127
Travel and Entertainment (Itemized - Attachment)	135		134
Miscellaneous Operating Expenses (Itemized - See Attachment)	1,571,781		1,705,604
TOTAL OPERATING EXPENSES	787,629		2,297,938

INCOME/(LOSS) FROM OPERATIONS	(787,629)		(2,297,938)

NON-OPERATING INCOME
Interest Income
Interest Income - Intercompany	—		—
Interest Income - Common Securities	44,460		44,460
Interest Income - Taxable	796		1,517
Investment Income - Management Fees	27,995		12,985
TOTAL NON-OPERATING INCOME	73,251		58,962

NON-OPERATING EXPENSES
Long Term Interest Expense - Senior Note	1,664,770		1,705,573
Long Term Interest Expense	235,851		228,306
Long Term Interest Expense - B of A	—		—
Long Term Interest Expense - CTPS	835,689		835,689
Long Term Interest Expense - Miscellaneous	—		—
TOTAL NON-OPERATING EXPENSES	2,736,310		2,769,568

OTHER (ITEMIZE - SEE ATTACHMENT)	—		—

TAXES

NET INCOME (LOSS)	(3,450,687)		(5,008,365)

MISCELLANEOUS - OTHER  SCHEDULE

	Actual FY10	Actual FY11
	Apr	May

TOTAL OPERATING EXPENSES	787,629	2,297,938

DIRECT LABOR - OTHER	—	—

5301 LABOR OVERHEAD	—	—

5320 SUPPLIES & SERVICE-VARIABL	30	—

5360 OTHER MANUF COSTS-VARIABLE	—	—

5390 APPLIED MFG OHD-VARIABLE	—	—

5500 + 5600 SHIPPING, HANDLING, INSTALLATION	—	—

ADVERTISING	—	144,891

REPURCHASE COSTS	—	—

OFFICE EXPENSES	92,442	13,753

6600 WARRANTY & SERVICE EXPENSES	1,881	139

7211.XXX MATERIAL	—	—

8360 EXTERNAL LABOR-FIXED	2,990,213	814,753

8448.XXX AUDIT FEES	—	—

LEGAL EXPENSES	(746,492)	56,970

PUBLIC COMPANY EXPENSES	—	—

8590.XXX GAIN/LOSS-CURRENCY	(7,826)	2,376

8625.XXX GAIN/LOSS SALE-FXD ASSET	17,534	342,522

INSURANCE - CHANGE IN CSV	140,450	365,664

8870 IDLE FACIL-OTHER-FIXED	—	—

OTHER’ OPERATING EXPENSES (ITEMIZED ABOVE)	2,488,232	1,741,068

MISCELLANEOUS OPERATING EXPENSES (NOT ITEMIZED)	(916,451)	(35,643)

TOTAL ‘OTHER’ OPERATING EXPENSES	1,571,781	1,705,425

TRAVEL SCHEDULE

	Actual FY10	Actual FY11
	Apr	May

5535.011 WH TRAVESL SERV MNGR FSS	$—	$—
6452 RELOC-TRAVEL TO NEW LOC	—	—
6461 TRAVEL AIRLINE	—	—
6462 TRAVEL RENTAL CARS	—	—
6463 TRAVEL LODGING	—	—
6464 TRAVEL MEAL/PER DIEM	—	—
6465 TRAVEL PERSONAL CAR	—	—
6466 TRAVEL - ENTERTAINMENT	—	—
6467 TRAVEL OTHER	—	—
6617.414 TRAVEL TRAILERS	—	—
6852 SVC-RELOC-TVL TO NEW LOC	—	—
6861 SVC-AIRLINE TRAVEL	—	—
6862 SVC-TRAVEL-RENTAL CARS	—	—
6863 SVC-TRAVEL LODGING	—	—
6864 SVC-TRAVEL-MEAL/PERDIEM	—	—
6865 SVC-TRAVEL PERSONAL CAR	—	—
6866 SVC-TRAVEL-ENTERTIANMENT	—	—
6867 SVC-TRAVEL OTHER	—	—
7652 RELOC-TRAVEL NEW LOCAT	—	—
7653 RELOC-PRE-MOVE TRAVEL	—	—
7681 TRAVEL-AIRLINES	—	—
7682 TRAVEL-RENTAL CARS	—	—
7683 TRAVEL-LODGING	—	—
7684 TRAVEL-MEAL & PER DIEM	—	—
7685 TRAVEL-PERSONAL AUTO	—	—
7686 TRAVEL-ENTERTAINMENT	—	—
7687 TRAVEL-OTHER	—	—
7693.XXX TRAIN & EDUC-TRAVEL	—	—
8343 TRAINING & EDUCATION-TRAVEL	—	—
8352 RELOC-TRAVEL NEW LOCAT	—	—
8353 RELOC-PRE-MOVE TRAVEL	—	—
8380 TRAVEL & ENTERTAIN-FIXED	—	134
8426.63130 TRAVEL	—	—
8426.63131 TRAVEL - MEALS	—	—
8426.63132 TRAVEL- BUSINESS ENTERTAINMENT	—	—
8552.102 DIRECTORS TRAVEL	—	—
8686 TRAVEL & ENTERTAINMENT	—	—

TOTAL TRAVEL AND ENTERTAINMENT	$—	$134

XI.  QUESTIONNAIRE

			No	Yes

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:		☒	☐

			No	Yes
2.

Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:

			☒	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization:
A plan and disclosure statement were filed 4.28.10. The disclosure statement was approved and ballots sent to creditors. The confirmation hearing has been rescheduled for July 13, 2010.

4.	Describe potential future developments which may have a significant impact on the case:
None

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None

			No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.		☒	☐

I declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

	Principal for Debtor-in-Possession:	/s/ James F. Smith

	Date:	6/23/10

EXHIBIT A

CRAIG H. MILLET, SBN 106027, CMillet@gibsondunn.com	FILED & ENTERED
SOLMAZ KRAUS, SBN 223117, SKraus@gibsondunn.com	JUN 04 2010
KATE KIMBERLIN, SBN 261017, KKimberlin@gibsondunn.com
GIBSON, DUNN & CRUTCHER LLP
3161 Michelson Drive
Irvine, California 92612-4412	CLERK U.S. BANKRUPTCY COURT
Telephone: (949) 451-3800	Central District of California
Facsimile: (949) 451-4220	BY tolleson DEPUTY CLERK

Attorneys for

Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT

FOR THE CENTRAL DISTRICT OF CALIFORNIA

RIVERSIDE DIVISION

In re	CASE NO. 09-14254-MJ

FLEETWOOD ENTERPRISES, INC., et al.,	Chapter 11

Debtors.	[Jointly Administered]

ORDER APPROVING SETOFF PROCEDURE

[No Hearing Required Unless Requested Pursuant to L.B.R. 9013-1(o)]

Upon consideration of the Motion (terms not defined herein are as defined in the Motion) filed by the Debtors for entry of an order, pursuant to sections 105, 362 and 553 of the Bankruptcy Code, for an order approving procedures for setoffs of claims arising prepetition between the Debtors and various manufactured housing and recreational vehicle dealers with whom the Debtors did business prepetition; the Court having jurisdiction to consider the Motion and the relief requested therein in accordance with 28 U.S.C. §§ 157 and 1334; venue being proper before the Court pursuant to 28 U.S.C. §§ 1408 and 1409; due and proper notice of the Motion having been provided; the Court having determined that the relief sought in the Motion is in the best interests of the Debtors, their creditors and all parties in interest; no objections to the Motion or request for a hearing having been

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made, and upon all of the proceedings had before the Court and after due deliberation and sufficient cause appearing therefor,

IT IS HEREBY ORDERED THAT:

1.                                       The Motion is granted in its entirety.

2.                                       The Debtors are hereby permitted, in their discretion, to perform setoffs with Dealers going forward in the following circumstances:

a.               The Dealer has either:

i.                  filed a proof of claim against the Debtors for unpaid prepetition amounts due the Dealer under the Debtors’ warranty claims or incentive fees programs and such claim has been verified by the Debtors as valid or

ii.               been listed as a creditor in the Debtors’ Schedules and the amount listed is not contingent, unliquidated, or disputed; and

b.              The Debtors have claims against the Dealer on account of the prepetition sale of goods, such as a manufactured home, recreational vehicle or replacement parts.

3.                                       The following procedure for completing a setoff as to prepetition claims meeting the requirements of paragraph 2 is hereby approved:

a.               As the Debtors deem necessary and prior to finalizing any setoff, the Debtors shall file a report with the Court which shall include the following details of any proposed setoffs (the “Setoff Report”):

i.                  The name of the Dealer with whom the setoff will be performed;

ii.               The amount the prepetition claim(s) by the Dealer against the Debtors that has been verified by the Debtors;

iii.            The date on or about which the claim(s) by the Dealer against the Debtors arose;

iv.           The claim number of the proof of claim filed by the Dealer against the Debtors or the Schedule in which the Dealers claim is listed;

v.              The amount of the prepetition claim(s) by the Debtor against the Dealer that has been verified by the Debtors;

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vi.           The date on or about which the claim by the Debtors against the Dealer arose; and,

vii.        The net result of the setoff.

b.              For purposes of these procedures, and consistent wit the proposed Joint Second Amended Plan, all Debtor entities will be treated as substantively consolidated.

c.               The Debtors will file the Setoff Report with the Court and serve it upon the United States Trustee, counsel for the Creditors’ Committee, and the Primary Service List.

d.              Should a party wish to object to any setoff proposed in the Setoff Report, such party must (a) not later than five (5) calendar days after the filing and service of the Setoff Report file an objection with the Court and serve the objection upon counsel for the Debtors and counsel for the Creditors Committee; and (b) specify in the objection which setoff(s) are being objected to and specify the reason and basis for the objection.

e.               If no objection is filed and served as to a particular setoff included in a Setoff Report as provided in paragraph 4, then those setoffs shall be deemed to be approved and the Debtors may finalize the setoffs as to which no timely objection was asserted without further order of this Court.

f.                 As to any setoff to which a timely objection is asserted, the Debtors shall refrain from completing that setoff(s) and shall set a hearing on the objection as provided in LBR 9013-1(o)(4). If an objection is asserted to less than all of the setoffs in the Setoff Report, the Debtors may finalize those setoffs as to which they received no timely objection.

g.              If an objection is asserted to a proposed setoff but later withdrawn, the Debtors shall finalize the setoff. If an objection to a setoff is filed, but later an agreement is reached as to the setoff, the Debtors shall include the new terms of the setoff in a subsequent Setoff Report.

h.              Nothing herein require the Debtor to consummate a set off as to claims asserted by a Dealer and nothing herein shall preclude the Debtors from objecting to a

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Dealer’s claim(s) in the event the Debtors are unable to verify the validity of the claim(s) or for any other reason.

4.                                       After the Effective Date of the Joint Second Amended Plan, the Liquidating Trustee may, in its discretion, perform setoffs pursuant to the procedures approved herein.

5.                                       The automatic stay applicable to these bankruptcy cases is hereby modified in order to allow the Debtors and/or the Liquidating Trustee to enter into setoffs pursuant to the above-described procedure.

6.                                       This Court shall retain jurisdiction with respect to any matters, claims, rights, or disputes arising from or related to the implementation of this Order.

###

DATED: June 4, 2010	/s/ Meredith A. Jury
United States Bankruptcy Judge

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In re:		CHAPTER	11

Fleetwood Enterprises, Inc.	Debtors:	CASE NUMBER	09-14254-MJ

SERVICE LIST FOR THE ENTERED ORDER

NOTICE OF ENTERED ORDER AND SERVICE LIST

Notice is given by the court that a judgment or order entitled (specify) ORDER APPROVING SETOFF PROCEDURE was entered on the date indicated as “Entered” on the first page of this judgment or order and will be served in the manner indicated below:

I.              SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”) — Pursuant to controlling General Order(s) and Local Bankruptcy Rule(s), the foregoing document was served on the following person(s) by the court via NEF and hyperlink to the judgment or order. As of (insert date of service), the following person(s) are currently on the Electronic Mail Notice List for this bankruptcy case or adversary proceeding to receive NEF transmission at the email address(es) indicated below:

x	Service information continued on attached page

II.            SERVED BY THE COURT VIA U.S. MAIL:  A copy of this notice and a true copy of this judgment or order was sent by United States Mail, first class, postage prepaid, to the following person(s) and/or entity(ies) at the address(es) indicated below:

•	Service information continued on attached page

III.           TO BE SERVED BY THE LODGING PARTY:   Within 72 hours after receipt of a copy of this judgment or order which bears an “Entered” stamp, the party lodging the judgment or order will serve a complete copy bearing an “Entered” stamp by U.S. Mail, overnight mail, facsimile transmission or email and file a proof of service of the entered order on the following person(s) and/or entity(ies) at the address(es), facsimile transmission number(s), and/or email address(es) indicated below:

x	Service information continued on attached page

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I.

Service via ECF

Company	Contact	Email
Abram Feuerstein on behalf of U.S. Trustee United States Trustee (RS)		abram.s.feuerstein@usdoj.gov
AL-KO Kober Corporation	Michael J Heyman	michael.heyman@klgates.com
Allen Matkins Leek Gamble Mallory & Natsis LLP	Yale K Kim & David R Zaro	ykim@allenmatkins.com; dzaro@allenmatkins.com
Alpert Barr & Grant APLC	Mark S Blackman	Mblackman@AlpertBarr.com
Amanda N Ferns on behalf of Defendant Bluelinx Corporation		aferns@fernslaw.com
American Electric Power	David W Meadows	david@davidwmeadowslaw.com
Andrew K Alper on behalf of Creditor GE Commercial Distribution Finance Corporation and GELCO Corporation dba GE Capital Fleet Services		aalper@frandzel.com; efiling@frandzel.com; ekidder@frandzel.com
Ballard Spahr Andrews & Ingersoll LLP	Rebecca J Winthrop	winthropr@ballardspahr.com; boote@ballardspahr.com
Best Best & Krieger	Richard T Egger	richard.egger@bbklaw.com
Bradley D Blakeley on behalf of Defendant Gibraltar Insurance Company, Ltd., a corporation		bblakeley@blakeleyllp.com
Bradley E Brook on behalf of Defendant Kelly Schalmo		bbrook@bbrooklaw.com; jimmy@bbrooklaw.com
Brown & Connery LLP	Donald K Ludman	dludman@brownconnery.com
Byron Z Moldo		bmoldo@ecjlaw.com; tmelendez@ecjlaw.com
Christopher Minier on behalf of Creditor Courtesy Ford, Inc.		becky@ringstadlaw.com
Christopher P Ridout on behalf of Creditor Conrad Budd		c.ridout@ridoutlyonlaw.com
Counsel to Atwood Mobile Products	Caroline Djang	crd@jmbm.com
Counsel to Other Prof Greenhill & Co LLC	Howard Steinberg	hsteinberg@irell.com; awsmith@irell.com
Counsel to Peggy Richan	Sophie A Hubscher	sophie@korperlemonlaw.com
Cox Castle & Nicholson	Randy P Orlik	rorlik@coxcastle.com
Craig C Chiang on behalf of Interested Party Courtesy NEF		cchiang@buchalter.com
Craig Millet on behalf of Debtor Continental Lumber Products, Inc.		cmillet@gibsondunn.com; pcrawford@gibsondunn.com
Daniel C Lapidus		dan@lapiduslaw.com
Daniel R Shapiro on behalf of Creditor Christie Davis		dnalaw@sbcglobal.net
Danning Gill Diamond & Kollitz LLP	John J Bingham Jr	jbingham@dgdk.com
David M Poitras		dpoitras@jmbm.com
Dennis G Bezanson on behalf of Creditor Flexsteel Industries, Inc.		dennis.bezanson@bbklaw.com; arthur.johnston@bbklaw.com; kenneth.burgess@bbklaw.com; bknotices@bbklaw.com
Deutsche Bank Trust Company Americas	Todd Padnos	tpadnos@dl.com
Donahoe & Young LLP	Mark Young & Samuel Price	sprice@donahoeyoung.com; myoung@donahoeyoung.com
Donald L Gaffney on behalf of Interested Party Courtesy NEF		dgaffney@swlaw.com
Faegre & Benson LLP	Lawrence Bass	lbass@faegre.com
Fleetwood Enterprises Inc	Craig Millet, Solmaz Kraus	skraus@gibsondunn.com; cmillet@gibsondunn.com
Frandzel Robins Bloom & Csato LC	Andrew K Alper	aalper@frandzel.com
Frank F McGinn on behalf of Interested Party Courtesy NEF		ffm@bostonbusinesslaw.com
Fred M Cohen on behalf of Creditor Sandra Dinsmore		fmcbktaxlaw@hotmail.com
Gabriel Liao on behalf of Creditor CRIC YUMA, LLC		gliao@perkinscoie.com

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Company	Contact	Email
Gary R Wallace on behalf of Creditor Shaw Industries, Inc.		gwallace@hbblaw.com
Gibson Dunn	Anne A Uyeda	auyeda@gibsondunn.com
Gibson Dunn	Jeffrey H Reeves	jreeves@gibsondunn.com
Girard Gibbs LLP	Matthew B George & Eric H Gibbs	mbg@girardgibbs.com
Gust Rosenfeld PLC	Madeline C Wanslee	mwanslee@gustlaw.com
Harvey M Moore on behalf of Interested Party Progressive Casualty Insurance Company		hmoore@bidnakeys.com
Hewlett Packard Co	Ramona Neal	ramona.neal@hp.com
Holme Roberts & Owen LLP	Sharon Z Weiss	sharon.weiss@hro.com
Jay W Hurst on behalf of Creditor Texas Comptroller of Public Accounts		jay.hurst@oag.state.tx.us; sherri.simpson@oag.state.tx.us
Jeffrey K Garfinkle on behalf of Creditor Oracle USA, Inc.		bkgroup@buchalter.com; jgarfinkle@buchalter.com
John D Monte on behalf of Creditor Maytag Corporation		montelaw@earthlink.net
John F Kurtz on behalf of Creditor Boise Cascade, L.L.C.		jkurtz@hawleytroxell.com
Joseph M Welch on behalf of Creditor Flexsteel Industries, Inc.		joseph.welch@bbklaw.com; kenneth.burgess@bbklaw.com; bknotices@bbklaw.com; arthur.johnston@bbklaw.com
Julander Brown & Bollard LLP	William C Bollard	eal@jbblaw.com
Kenneth A Glowacki on behalf of Debtor Fleetwood Enterprises, Inc.		kglowacki@gibsondunn.com
Latham & Watkins LLP	Gregory O Lunt	gregory.lunt@lw.com
Latham & Watkins LLP	Kimberly A Posin	kim.posin@lw.com
Leo D Plotkin on behalf of Creditor Textron Financial Corporation		lplotkin@lsl-la.com; dsmall@lsl-la.com
Lesnick Law	Matthew A Lesnick	matt@lesnicklaw.com
Levy Small & Lallas	Leo D Plotkin	lplotkin@lsl-la.com
Linebarger Goggan Blair & Sampson LLP	Diane Sanders	austin.bankruptcy@publicans.com
Linebarger Goggan Blair & Sampson LLP	Elizabeth Weller	dallas.bankruptcy@publicans.com
Linebarger Goggan Blair & Sampson LLP	John P Dillman	houston_bankruptcy@publicans.com
Lynsey M Eaton on behalf of Creditor Cast Products Corporation		leaton@gglts.com
Madeleine C Wanslee on behalf of Creditor Maricopa County Treasurer		mwanslee@gustlaw.com; rstein@gustlaw.com
Mark Bradshaw on behalf of Interested Party Courtesy NEF		mbradshaw@shbllp.com
Maytag Corporation	John D Monte	montelaw@earthlink.com
McCreary Veselka Bragg & Allen PC	Michael Reed	kmorriss@mvbalaw.com
Michael B Reynolds on behalf of Creditor Cavco Industries		mreynolds@swlaw.com; kcollins@swlaw.com
Michael Reed on behalf of Creditor Bell County TAD, et al		othercourts@mvbalaw.com
Nexsen Pruet LLC	Rose D Manos	manos@nexsenpruet.com
Nixon Peabody LLP	Louis J Cisz III	lcisz@nixonpeabody.com
Peitzman Weg & Kempinsky LLP	James P Menton Jr	jmenton@pwkllp.com
Peitzman Weg & Kempinsky LLP	Julian I Gurule	jgurule@pwkllp.com
Peter A Davidson		pdavidson@ecjlaw.com
Pillsbury Winthrop Shaw Pittman LLP	Mark Houle & Craig Barbarosh	mark.houle@pillsburylaw.com; craig.barbarosh@pillsburylaw.com
Ramesh Singh on behalf of Interested Party Courtesy NEF		claims@recoverycorp.com
Randall P Mroczynski on behalf of Defendant Fluor Corporation, a corporation		randym@cookseylaw.com

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Company	Contact	Email
Rebecca J Callahan on behalf of Creditor First American Trust Company, as Trustee of the Century Trust		rcallahan@callahanlaw.biz
Reid & Hellyer A Professional Corp	Mark C Schnitzer	mschnitzer@rhlaw.com
Romero Law Firm	Martha E Romero	Romero@mromerolawfirm.com
Rose D Manos on behalf of Creditor FEMA Trailer		rmanos@nexsenpruet.com
Scott A Schiff on behalf of Creditor Maricopa County Treasurer		sas@soukup-schiff.com
Scott Lee on behalf of Creditor Philips Products, Inc.		slee@lbbslaw.com
Sharon Z Weiss on behalf of Creditor LazyDays RV Supercenter, Inc.		sweiss@richardsonpatel.com; bkdeptnef@richardsonpatel.com
Sidney A Cotlar on behalf of Creditor Conrad Budd		scotlar@hhkc.com
The Gwynn Law Law Firm PC	Jeffrey T Gwynn	jgwynn@gwynn-law.com
Thompson & Colgate LLP	John A Boyd	fednotice@tclaw.net
Todd L Padnos on behalf of Creditor Deutsche Bank Trust Company Americas		tpadnos@dl.com; dkennedy@dl.com; sholstrom@dl.com; rkeenan@dl.com; tboothe@dl.com
United States Trustee	Elizabeth A Lossing	elizabeth.lossing@usdoj.gov
United States Trustee		ustpregion16.rs.ecf@usdoj.gov
Venable LLP	Hamid Rafatjoo	hrrafatjoo@venable.com
Warner Stevens	Michael D Warner	echou@warnerstevens.com
Wayne S Flick on behalf of Creditor Bank of America, N.A.		wayne.s.flick@lw.com; colleen.rico@lw.com
William C Bollard on behalf of Debtor Fleetwood Enterprises, Inc.		eal@jbblaw.com; kmg@jbblaw.com; dritchie@jbblaw.com; william@jbblaw.com

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II.

Service via U.S. Mail

Company	Contact	Address 1	Address 2	City	State	Zip	Country
Attorney General	Eric Holder	US DOJ Ben Franklin Station PO Box 683		Washington	DC	20044	US
Brayton Purcell LLP	Alan R Brayton & Christina C Skubic	222 Rush Landing Rd		Novato	CA	94945	US
Daniel R Shapiro		8304 Limonita Ave Ste D131		Riverside	CA	92509	US
Department of Defense	Robert Gates Secretary	1000 Defense Pentagon		Washington	DC	20301	US
Deutsche Bank Trust Co	Americas Trust & Securities Svs	60 Wall St MS NYC 60 2710		New York	NY	10005	US
Farrar Holliman & Butler	E Guy Holliman	PO Box 280		Lafayette	TN	37083	US
Franchise Tax Board	Bankruptcy Unit	PO Box 2953		Sacramento	CA	95812-2952	US
Howrey LLP	Richard J Burdge	550 S Hope St		Los Angeles	CA	90071	US
Internal Revenue Service		PO Box 21126		Philadelphia	PA	19114	US
Law Office of Dean P Sperling	Dean P Sperling	201 E Sandpointe Ste 220		Santa Ana	CA	92707	US
Owens Corning	Attn Karen Sprenger 1D 5	1 Owens Corning Pkwy		Toledo	OH	43659	US
Perdue Brandon Fielder Collins & Mott LLP	John T Banks	3301 Northland Dr Ste 505		Austin	TX	78731	US
Securities and Exchange Commission		233 Broadway 13th Fl		New York	NY	10279	US
Securities and Exchange Commission		5670 Wilshire Blvd 11th Fl		Los Angeles	CA	90036	US
Tennessee Department of Revenue	c o TN Attorney Generals Office	PO Box 20207		Nashville	TN	37202-0207	US
The Bank of New York Melon Trust Co	Attn Corporate Trust Administration	101 Barclay St 21 W		New York	NY	10286	US
The Bank of New York Melon Trust Co	Attn Corporate Trust Administration	101 Barclay St Fl 8W		New York	NY	10286	US
Travelers	Attn Chantel Pinnock	1 Tower Sq 5MN	National Accounts	Hartford	CT	06183-4044	US
United States Attorneys Office	Civil Process Clerk	300 N Los Angeles St	Federal Building Rm 7516	Los Angeles	CA	90012	US
US Bankruptcy Court	Hon Meredith A Jury	3420 Twelfth St		Riverside	CA	92501-3819	US

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III.

Service via Email

Company	Contact	Email
Ballard Spahr Andrews & Ingersoll LLP	Robert McL Boote	boote@ballardspahr.com
Bank of America NA	Attn Todd R Eggertsen	todd.r.eggertsen@bankofamerica.com
Cadwalader Wickersham & Taft LLP	John J Rapisardi Esq	john.rapisardi@cwt.com
Cadwalader Wickersham & Taft LLP	Peter M Friedman Esq	peter.friedman@cwt.com
City of Fort Worth	Christopher B Mosley	Chris.Mosley@fortworthgov.org
Comptroller of Public Accounts of Texas	Jay W Hurst	jay.hurst@oag.state.tx.us
Deutsche Bank Trust Company Americas	Rodney Gaughan	Rodney.Gaughan@db.com
Deutsche Bank Trust Company Americas	Stanley Burg	stan.burg@db.com
Dewey & LeBoeuf LLP	Allison Weiss & Peter Ivanick	pivanick@dl.com; aweiss@dl.com
Dewey & LeBoeuf LLP	Todd Padnos & Danielle Kennedy	tpadnos@dl.com; dkennedy@dl.com
Dunn Carney Allen Higgins & Tongue LLP	Daniel F Vidas	dfv@dunn-carney.com
Emmet Marvin & Martin LLP	Attn Bayard S Chapin Esq	bchapin@emmetmarvin.com
Employment Development Dept	Bankruptcy Group MIC 92E	Don.McKinney@edd.ca.gov
Fleetwood	Andrew Griffiths	Andrew.Griffiths@fleetwood.com
Fox Hefter Swibel Levin & Carroll LLP	Margaret M Anderson	panderson@fhslc.com
Hewlett Packard Co	Esmeralda Vargas	esmere.vargas@hp.com
IBM Corporation	Beverly H Shideler	bhshide@us.ibm.com
IKON Office Solutions Inc	Katrina Rumph	krumph@ikon.com
Latham & Watkins LLP	Andrew Faye Gregory Lunt	andrew.faye@lw.com; gregory.lunt@lw.com
Law Office of Christopher J Morosoff	Christopher J Morosoff	cjmorosoff@morosofflaw.com
Lowenstein Sandler PC	Michael S Etkin & Ira M Levee	metkin@lowenstein.com; ilevee@lowenstein.com
McDermott Will & Emery LLP	Jean B LeBlanc	jleblanc@mwe.com
McDermott Will & Emery LLP	Nathan F Coco & Emily K Harring	ncoco@mwe.com; eharring@mwe.com
Nixon Peabody LLP	Daniel Sovocool & Gina Fornario	dsovocool@nixonpeabody.com; gfornario@nixonpeabody.com
Nixon Peabody LLP	Victor G Milione	vmilione@nixonpeabody.com
Pima County Treasurer	Patti Davidson	pcaocvbk@pcao.pima.gov
Quarles & Brady LLP	John Collen	jcollen@quarles.com
Reading Bankruptcy & Compliance Unit	Timothy A Bortz	tbortz@state.pa.us
Reid & Hellyer A Professional Corp	Martha A Warriner	mwarriner@rhlaw.com
Riverside District Attorney	Attn Dale Hoy	dhoy@rivcoda.org
The Bank of New York Melon Trust Co	Attn J Chris Matthews	j.chris.matthews@bnymellon.com
Themis PLLC	Ray A Mandlekar	rmandlekar@themis.us.com
	Attn Frank Cadigan & Elizabeth A	Frank.Cadigan@usdoj.gov;
United States Trustee	Lossing	elizabeth.lossing@usdoj.gov
Venable LLP	Hamid Rafatjoo	hrrafatjoo@venable.com
Venable LLP	David E. Rice	derice@venable.com
Weyerhaeuser	Rusty Boldin	rusty.boldin@weyerhaeuser.com

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